UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 17, 2005

Fauquier Bankshares, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Virginia	000-25805	541288193
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10 Courthouse Square, Warrenton, Virginia		20186
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	540 347-2700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On November 17, 2005, Fauquier Bankshares, Inc. (the "Company"), the holding company for The Fauquier Bank, announced the declaration of a dividend of $0.175 per share payable on January 3, 2006 to shareholders of record at the close of business on December 22, 2005. The dividend represents a 9.4% increase over the dividend the Company paid on October 3, 2005. A copy of the Company's press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number Description

99.1 Press release dated November 17, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fauquier Bankshares, Inc.

November 18, 2005	By:	Eric P. Graap

Name: Eric P. Graap
Title: SVP and CFO

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated November 17, 2005